Exhibit 10.13

WAIVER AND CONSENT

          This WAIVER AND CONSENT (this “Waiver”), dated as of May 7, 2007, is entered into by and between TRUEYOU.COM, INC.. (the “Company”), and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), for the purpose of amending and amending and restating and waiving certain terms of the Amended and Restated Securities Purchase Agreement dated May 4, 2007 (as amended, modified or supplemented from time to time, the “Securities Purchase Agreement”), that certain Master Security Agreement by and among the Company, Klinger Advanced Aesthetics, Inc. (“KAA”), Advanced Aesthetic Sub, Inc. (“AA Sub”), Advanced Aesthetic, LLC (“AA”), Klinger Advanced Aesthetics, LLC (“Klinger LLC”), Anushka PBG, LLC (“Anushka PBG”), Anushka Boca, LLC (“Anushka Boca”), Wild Hare, LLC (“WHLLC”), Dischino Corporation (“Dischino”), Anushka PBG Acquisition Sub, LLC (“Anushka PBG Acquisition”), Anushka Boca Acquisition Sub, LLC (“Anushka Boca Acquisition”) Wild Hare LLC (“Wild Hare”) and Wild Hare Acquisition Sub, LLC (“Wild Hare Acquisition”, and together with KAA, AA Sub, AA, Klinger LLC, Anushka PBG, Anushka Boca, WHLLC, Dischino, Anushka PBG Acquisition and Anushka Boca Acquisition, the “Subsidiaries”) dated as of June 30, 2006 (as amended, modified or supplemented from time to time, the “MSA”), that certain Stock Pledge Agreement by and among KAA, AA Sub, AA, Anushka PBG, Anushka Boca and Wild Hare, dated June 30, 2006 (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”) and that certain Intellectual Property Security Agreement by and among the Company, KAA, Klinger LLC and AA, dated June 30, 2006 (as amended, modified or supplemented from time to time, the “IP Security Agreement”) and the other Related Agreements (as such term is defined in the Securities Purchase Agreement)(the Securities Purchase Agreement and the Related Agreements together, the “Transaction Documents”). Capitalized terms use herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

          WHEREAS, AA and KAA (together, the “Selling Parties”) intend to sell all of the capital stock of Dischino, Klinger LLC, Anushka Boca, Wild Hare, Anushka PBG, Anushka PBG Acquisition and Anushka Boca Acquisition (Dischino, Klinger LLC, Anushka Boca, Wild Hare, Anushka PBG, Anushka PBG Acquisition and Anushka Boca Acquisition, collectively, the “Sold Subsidiaries”) each of which is a wholly-owned subsidiary of one of the Selling Parties, pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”), a copy of which is attached as Exhibit A hereto, by and among the Selling Parties and GK Acquisition LLC (the “Buyer”) and all related documents, schedules and exhibits, relating to the assignment and sale (the “Purchase Documents”)

          WHEREAS, the Selling Parties also intend to sell certain assets of the Selling Parties and the Sold Subsidiaries, and the Buyer intends to assume certain liabilities and leases of the Selling Parties and the Sold Subsidiaries, pursuant to the terms of the Purchase Agreement, including, without limitation, the 501 Madison Leases (as such term is defined in the Purchase Agreement), and the Assigned Trademarks (as such term is defined in the Purchase Agreement);

          WHEREAS, the Company has requested that Laurus waive certain provisions of the Transaction Documents that would otherwise prohibit the Selling Parties from entering into the Purchase Agreement;

          WHEREAS, the Company and Laurus have agreed to make certain changes to the Transaction Documents as set forth herein, and that Laurus will waive certain provisions of the Transaction Documents.

          NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

WAIVER AND CONSENT

          1. Laurus hereby consents to consummation of the transactions contemplated by the Purchase Agreement.

          2. On and after the consummation of the transactions contemplated by the Purchase Agreement, (i) all of Laurus’s security interests, liens, mortgages and/or other charges or encumbrances created on or with respect solely to the capital stock of the 501 Madison Leases and the Sold Subsidiaries, with respect to the underlying assets solely of the Sold Subsidiaries, and with respect to patents and trademarks solely owned by the Sold Subsidiaries and the Assigned Trademarks under the Transaction Documents are, without further action, forever released and discharged; and (ii) Laurus shall return any stock certificates of the Sold Subsidiaries in its possession and amend any UCC filings in need of amendment to reflect that it no longer has a security interest in the 501 Madison Leases or the underlying assets of the Sold Subsidiaries or in the patents and trademarks owned by the Sold Subsidiaries or in the Assigned Trademarks. In addition to the requirements set forth above, the Company agrees to deliver to Laurus, and Laurus’ obligations hereunder are conditioned upon its receipt of, prior to consummation of the transactions contemplated by the Purchase Agreement, a true and complete copy of the Purchase Agreement and all Purchase Documents, which such documents shall each be in form and substance reasonably satisfactory to Laurus.

          3. Nothing in this letter shall be deemed to release or discharge Laurus’s security interests, liens, pledges, mortgages and/or other charges or encumbrances created on or with respect to any assets of the Company or the Company’s Subsidiaries other than the 501 Madison Leases, the capital stock of the Sold Subsidiaries, the underlying assets of the Sold Subsidiaries and the patents and trademarks owned by the Sold Subsidiaries and the Assigned Trademarks.

MISCELLANEOUS

          1. Each of the Companies hereby represents and warrants to Laurus that after giving effect to this Waiver (i) on the date hereof, all representations, warranties and covenants made by each of the Companies in connection with the Securities Purchase Agreement are true, correct and complete (ii) on the date hereof, all of the Companies’ covenant requirements set forth in the Securities Purchase Agreement have been met, and (iii) no Event of Default exists under the Securities Purchase Agreement.

          2. The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company acknowledges that it shall file a Form 8-K disclosing this agreement within the time frame specified therefore by the Securities and Exchange Commission.

          3. Each consent set forth herein shall be effective on the date when (i) each Company shall have executed and delivered to Laurus its respective counterpart to this Consent and (ii) delivery has been made to Laurus of the Purchase Documents, each duly executed and delivered by the parties thereto.

          4. Except as specifically set forth in this Consent, there are no amendments, modifications or waivers to the Transaction Documents, and all of the forms, terms and provisions of the Transaction Documents remain in full force and effect.

          5. This Waiver shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF. This Waiver and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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          IN WITNESS WHEREOF, each of the Company and Laurus has caused this Waiver and Consent to be signed in its name effective as of this 4th day of May 2007.

LAURUS MASTER FUND, LTD.

By:

Name:
Title:
Address:
ACKNOWLEDGED AND AGREED:

TRUEYOU.COM INC.

By:

Name:
Title:
Address:

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:
Address:

ADVANCED AESTHETIC SUB, INC.

By:

Name:
Title:
Address:

ADVANCED AESTHETIC, LLC

By:

Name:
Title:
Address:

KLINGER ADVANCED AESTHETIC, LLC

By:

Name:
Title:
Address:

ANUSHKA PBG, LLC

By:

Name:
Title:
Address:

ANUSHKA BOCA, LLC

By:

Name:
Title:
Address:

WILD HARE, LLC

By:

Name:
Title:
Address:

DISCHINO CORPORATION

By:

Name:
Title:
Address:

ANUSHKA PBG ACQUISITION SUB, LLC

By:

Name:
Title:
Address:

ANUSHKA BOCA ACQUISITION SUB, LLC

By:

Name:
Title:
Address:

WILD HARE ACQUISITION SUB, LLC

By:

Name:
Title:
Address:

Exhibit A

Filed separately with this Report